UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2015

MAZZAL HOLDING CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55152

NEVADA	46-1845946
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Boston Investment and Development Corp.
675 VFW Parkway, Suite 189
Chestnut Hill, MA 02467
(Address of principal executive offices, including zip code)

800-488-2760
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement

On October 26, 2015, Mazzal Holding Corp., a Nevada corporation (“we” or the “Company”) entered into a Share Exchange Agreement (the “Agreement”) with Global ITS, Inc.. (“Global”), and the shareholders of Global, pursuant to which we exchanged 120,000,000 of our common shares (the “Company Shares”) for 24,000,000 Global common shares held by Global’s shareholders representing 100% of Global’s outstanding shares (the “Share Exchange”).

Pursuant to the Agreement, The closing of the Share Exchange subjects us the following conditions:

a)      We will file all necessary regulatory actions and filings with the SEC and FINRA;

The foregoing description of the Agreement is qualified in its entirety with reference to the entire agreement, which has been filed as Exhibit 1.01 attached hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information in Item 1.01 above is hereby incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information relating to the issuance by the Company of 120,000,000 shares of the Company’s common stock pursuant to the Agreement is hereby incorporated by reference in this Item 3.02.

In connection with the issuance of the Company Shares, there were no underwriters involved in the Share Exchange.  The Consideration received by the Company was the 24,000,000 shares of Global common stock.

The Company Shares were issued in a privately negotiated transaction pursuant to the exemption from registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4.(a)(2) of the Securities Act, and rules promulgated pursuant thereto.  There were no public announcements or public offering of the Company Shares.

Item 7.01 Regulation FD Disclosure

We will be issuing a press release regarding the Share Exchange Agreement, which is attached hereto as Exhibit 99.2.

The press release included as Exhibit 99.2 will be deemed to be “furnished” rather than “filed,” pursuant to the rules of the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a)          Financial Statements of businesses acquired
(b)          Pro forma financial information

Pursuant to the terms of the Agreement, Global will provide us with audited financial statements for its last two fiscal years ended December 31, 2014, and unaudited financial statements for any subsequent interim period within 71 calendar days of Closing as required.  The Company will provide the financial statements required by Items 2.01 and 9.02.

(d)          Exhibits

Exhibit Number	Description

99.1	Share Exchange Agreement, dated as of October 26, 2015

99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAZZAL HOLDING CORP.

Date October 26, 2015	By:	/s/ Nissim Trabelsi
Nissim Trabelsi
Chief Executive Officer